BLACKROCK FUNDS VII, INC.
BlackRock Sustainable U.S. Value Equity Fund
(the “Fund”)
Supplement dated October 23, 2024 to the
Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund,
each dated August 28, 2024, as supplemented
The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended.
Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:
The last paragraph in the section of each Summary Prospectus entitled “Key Facts About BlackRock Sustainable U.S. Value Equity Fund — Principal Investment Strategies of the Fund” and the last paragraph in the sections of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Sustainable U.S. Value Equity Fund — Principal Investment Strategies of the Fund” and “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are deleted in their entirety.
The section of each Summary Prospectus entitled “Key Facts About BlackRock Sustainable U.S. Value Equity Fund — Principal Risks of Investing in the Fund” and the sections of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Sustainable U.S. Value Equity Fund — Principal Risks of Investing in the Fund,” and “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” are amended to delete “Non‑Diversification Risk.”
The first sentence of the second paragraph of the section of the SAI entitled “Investment Objective and Policies” is deleted in its entirety.
The following is inserted immediately after the fifth paragraph of the section of the SAI entitled “Investment Restrictions — Notations Regarding the Fund’s Fundamental Investment Restrictions”:
The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, the Fund cannot change its classification from diversified to non‑diversified without shareholder approval.
The first paragraph of the section of the SAI entitled “Additional Information — The Corporation” is deleted in its entirety and replaced with the following:
The Corporation was incorporated under Maryland law on August 5, 1976 and is registered under the Investment Company Act as an open‑end management investment company. BlackRock Sustainable U.S. Value Equity Fund, a series of the Corporation, is diversified. Effective September 29, 2006, the Corporation changed its name from Merrill Lynch Pacific Fund, Inc. to BlackRock Pacific Fund, Inc. Effective October 31, 2017, the Corporation changed its name from BlackRock Pacific Fund, Inc. to BlackRock Asian Dragon Fund, Inc.
Shareholders should retain this Supplement for future reference.
PR2SAI-SUSV-1024SUP